UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2019

STRONGBRIDGE BIOPHARMA plc

(Exact name of registrant as specified in its charter)

Ireland (State or other jurisdiction of incorporation)	001-37569 (Commission File Number)	98-1275166 (I.R.S. Employer Identification No.)

900 Northbrook Drive Suite 200 Trevose, PA (Address of principal executive offices)	19053 (Zip Code)

Registrant’s telephone number, including area code: (610) 254-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02              Results of Operations and Financial Condition.

On February 26, 2019, Strongbridge Biopharma plc (the “Company”) issued a press release reporting fourth quarter and year-end 2018 financial results and providing a corporate update. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information contained in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished to the Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing. The information set forth herein will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 7.01              Regulation FD.

The response to Item 2.02 is incorporated herein by reference to this Item 7.01.

Item 9.01              Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Exhibit Table

99.1	Press Release issued by Strongbridge Biopharma plc, dated February 26, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONGBRIDGE BIOPHARMA PLC

	By:	/s/ A. Brian Davis
	Name:	A. Brian Davis
	Title:	Chief Financial Officer

Date: February 26, 2019